UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549






                                       FORM 8-K



                                     CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934


                   Date of earliest event reported:  November 1, 2000




             Exact name of Registrants as specified in their    IRS Employer
Commission   charters, addresses of principal executive        Identification
File Number  offices and Registrants' phone number                 Number

1-8841	                      FPL GROUP, INC.                     59-2449419
1-3545	                FLORIDA POWER & LIGHT COMPANY	          59-0247775
	                   700 Universe Boulevard
	                  Juno Beach, Florida 33408
	                       (561) 694-4000


State or other jurisdiction of incorporation:  Florida





Item 5.  Other Events

Following are condensed consolidated statements of income, condensed consolidated balance sheets and condensed consolidated statements of cash flows for FPL Group, Inc. and Florida Power & Light Company.



                               FPL GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     (millions, except per share amounts)
                                 (unaudited)


                                                                        Three Months Ended        Nine Months Ended
                                                                           September 30,            September 30,
                                                                        2000          1999        2000         1999
OPERATING REVENUES ...............................................     $2,087        $1,892      $5,225       $4,918

OPERATING EXPENSES:
  Fuel, purchased power and interchange ..........................        845           693       1,992        1,788
  Other operations and maintenance................................        314           309         907          910
  Depreciation and amortization ..................................        237           245         763          768
  Impairment loss on Maine assets ................................          -             -           -          176
  Taxes other than income taxes ..................................        180           175         469          462
    Total operating expenses .....................................      1,576         1,422       4,131        4,104

OPERATING INCOME .................................................        511           470       1,094          814

OTHER INCOME (DEDUCTIONS):
  Interest charges ...............................................        (74)          (58)       (201)        (163)
  Preferred stock dividends - FPL ................................         (4)           (4)        (11)         (11)
  Gain on sale of Adelphia Communications Corporation stock ......          -             -           -          149
  Other - net ....................................................         46            39          80           79
    Total other income (deductions) - net ........................        (32)          (23)       (132)          54

INCOME BEFORE INCOME TAXES .......................................        479           447         962          868

INCOME TAXES .....................................................        165           156         323          291

NET INCOME .......................................................     $  314        $  291      $  639       $  577

Earnings per share of common stock:
  Basic ..........................................................     $ 1.85        $ 1.70      $ 3.75       $ 3.36
  Assuming dilution ..............................................     $ 1.84        $ 1.70      $ 3.75       $ 3.36
Dividends per share of common stock ..............................     $ 0.54        $ 0.52      $ 1.62       $ 1.56
Weighted average number of common shares outstanding:
  Basic ..........................................................        170           171         170          171
  Assuming dilution ..............................................        171           171         171          172






                                     FPL GROUP, INC.
                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (millions)
                                     (unaudited)




                                                                                       September 30,    December 31,
                                                                                           2000             1999
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and other property,
    including nuclear fuel and construction work in progress .......................      $20,582         $19,554
  Less accumulated depreciation and amortization ...................................      (10,940)        (10,290)
    Total property, plant and equipment - net ......................................        9,642           9,264

CURRENT ASSETS:
  Cash and cash equivalents ........................................................          377             361
  Customer receivables, net of allowances of $8 and $7, respectively ...............          690             482
  Materials, supplies and fossil fuel inventory - at average cost ..................          331             343
  Deferred clause expenses .........................................................          185              54
  Other ............................................................................          260             133
    Total current assets ...........................................................        1,843           1,373

OTHER ASSETS:
  Special use funds of FPL .........................................................        1,556           1,352
  Other investments ................................................................          655             611
  Other ............................................................................        1,241             841
    Total other assets .............................................................        3,452           2,804

TOTAL ASSETS .......................................................................      $14,937         $13,441


CAPITALIZATION:
  Common stock .....................................................................      $     2         $     2
  Additional paid-in capital........................................................        2,848           2,904
  Retained earnings.................................................................        2,829           2,465
  Accumulated other comprehensive loss..............................................            -              (1)
    Total common shareholders' equity...............................................        5,679           5,370
  Preferred stock of FPL without sinking fund requirements .........................          226             226
  Long-term debt ...................................................................        3,480           3,478
    Total capitalization ...........................................................        9,385           9,074

CURRENT LIABILITIES:
  Debt due within one year .........................................................        1,178             464
  Accounts payable .................................................................          613             407
  Deferred clause revenues .........................................................           81             116
  Accrued interest, taxes and other ................................................        1,081             883
    Total current liabilities ......................................................        2,953           1,870

OTHER LIABILITIES AND DEFERRED CREDITS:
  Accumulated deferred income taxes ................................................        1,254           1,079
  Unamortized regulatory and investment tax credits ................................          279             310
  Other ............................................................................        1,066           1,108
    Total other liabilities and deferred credits ...................................        2,599           2,497

COMMITMENTS AND CONTINGENCIES

TOTAL CAPITALIZATION AND LIABILITIES ...............................................      $14,937         $13,441





                                              FPL GROUP, INC.
                             CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                (millions)
                                                (unaudited)


                                                                                                  Nine Months Ended
                                                                                                    September 30,
                                                                                                  2000        1999
NET CASH PROVIDED BY OPERATING ACTIVITIES .............................................          $1,055      $1,518

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures of FPL .........................................................            (915)       (607)
  Independent power investments .......................................................            (394)     (1,448)
  Other - net .........................................................................             (82)        160
      Net cash used in investing activities ...........................................          (1,391)     (1,895)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of long-term debt ..........................................................             387       1,216
  Retirement of long-term debt ........................................................            (272)       (584)
  Increase in commercial paper ........................................................             597         284
  Repurchase of common stock ..........................................................             (85)        (89)
  Dividends on common stock ...........................................................            (275)       (267)
      Net cash provided by financing activities .......................................             352         560

Net increase in cash and cash equivalents .............................................              16         183

Cash and cash equivalents at beginning of period ......................................             361         187

Cash and cash equivalents at end of period ............................................          $  377      $  370

Supplemental disclosures of cash flow information:
  Cash paid for interest (net of amount capitalized) ..................................          $  193      $  161
  Cash paid for income taxes ..........................................................          $  120      $  323

Supplemental schedule of noncash investing and financing activities:
  Additions to capital lease obligations ..............................................          $   42      $   56





                        FLORIDA POWER & LIGHT COMPANY
                CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                              (millions)
                             (unaudited)


                                                                      Three Months Ended       Nine Months Ended
                                                                         September 30,           September 30,
                                                                       2000        1999         2000       1999
OPERATING REVENUES .................................................  $1,917      $1,769       $4,788     $4,638

OPERATING EXPENSES:
  Fuel, purchased power and interchange ............................     774         646        1,845      1,679
  Other operations and maintenance .................................     258         258          745        791
  Depreciation and amortization ....................................     221         234          722        743
  Income taxes .....................................................     165         156          326        306
  Taxes other than income taxes ....................................     173         172          455        460
    Total operating expenses .......................................   1,591       1,466        4,093      3,979

OPERATING INCOME ...................................................     326         303          695        659

OTHER INCOME (DEDUCTIONS):
  Interest charges .................................................     (47)        (39)        (129)      (125)
  Other - net ......................................................       -           4           (2)         8
    Total other deductions - net ...................................     (47)        (35)        (131)      (117)

NET INCOME .........................................................     279         268          564        542

PREFERRED STOCK DIVIDENDS ..........................................       4           4           11         11

NET INCOME AVAILABLE TO FPL GROUP ..................................  $  275      $  264       $  553     $  531




                             FLORIDA POWER & LIGHT COMPANY
                         CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (millions)
                                     (unaudited)


                                                                                       September 30,   December 31,
                                                                                           2000            1999
ELECTRIC UTILITY PLANT:
  Plant in service, including nuclear fuel and construction work in progress .......     $18,710         $18,162
  Less accumulated depreciation and amortization ...................................     (10,782)        (10,184)
    Electric utility plant - net ...................................................       7,928           7,978

CURRENT ASSETS:
  Cash and cash equivalents ........................................................         264               -
  Customer receivables, net of allowances of $8 and $7, respectively ...............         622             433
  Materials, supplies and fossil fuel inventory - at average cost ..................         277             299
  Deferred clause expenses .........................................................         185              54
  Other ............................................................................         223             107
    Total current assets ...........................................................       1,571             893

OTHER ASSETS:
  Special use funds ................................................................       1,556           1,352
  Other ............................................................................         784             385
    Total other assets .............................................................       2,340           1,737

TOTAL ASSETS .......................................................................     $11,839         $10,608


CAPITALIZATION:
  Common shareholder's equity ......................................................     $ 5,169         $ 4,793
  Preferred stock without sinking fund requirements ................................         226             226
  Long-term debt ...................................................................       2,081           2,079
    Total capitalization ...........................................................       7,476           7,098

CURRENT LIABILITIES:
  Debt due within one year .........................................................         577             219
  Accounts payable .................................................................         563             379
  Deferred clause revenues .........................................................          81             116
  Accrued interest, taxes and other ................................................         982             719
    Total current liabilities ......................................................       2,203           1,433

OTHER LIABILITIES AND DEFERRED CREDITS:
  Accumulated deferred income taxes ................................................         965             802
  Unamortized regulatory and investment tax credits ................................         279             310
  Other ............................................................................         916             965
    Total other liabilities and deferred credits ...................................       2,160           2,077

COMMITMENTS AND CONTINGENCIES

TOTAL CAPITALIZATION AND LIABILITIES ...............................................     $11,839         $10,608








                             FLORIDA POWER & LIGHT COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                     (millions)
                                     (unaudited)


                                                                                                 Nine Months Ended
                                                                                                   September 30,
                                                                                                  2000        1999
NET CASH PROVIDED BY OPERATING ACTIVITIES .............................................          $  964      $1,494

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures ................................................................            (915)       (607)
  Other - net .........................................................................             (53)        (55)
      Net cash used in investing activities ...........................................            (968)       (662)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of long-term debt ..........................................................             387         224
  Retirement of long-term debt ........................................................            (272)       (455)
  Increase in commercial paper ........................................................             241           -
  Dividends ...........................................................................            (488)       (470)
  Capital contributions from FPL Group ................................................             400           -
    Net cash provided by (used in) financing activities ...............................             268        (701)

Net increase in cash and cash equivalents .............................................             264         131

Cash and cash equivalents at beginning of period ......................................               -         152

Cash and cash equivalents at end of period ............................................          $  264      $  283

Supplemental disclosures of cash flow information:
  Cash paid for interest ..............................................................          $  124      $  126
  Cash paid for income taxes ..........................................................          $   74      $  268

Supplemental schedule of noncash investing and financing activities:
  Additions to capital lease obligations ..............................................          $   42      $   56
  Transfer of net assets to FPL FiberNet, LLC  ........................................          $  100      $    -





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                               FPL Group, Inc.
                       Florida Power & Light Company
                               (Registrants)


Date:  November 1, 2000

                               K. MICHAEL DAVIS
                               K. Michael Davis
           Controller and Chief Accounting Officer of FPL Group, Inc.
                  Vice President, Accounting, Controller and
            Chief Accounting Officer of Florida Power & Light Company